Exhibit 10.1

EXECUTION VERSION
SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Second Amendment”), dated as of August 21, 2017 among American Airlines, Inc., a Delaware corporation (the “Borrower”), American Airlines Group Inc., a Delaware corporation (the “Parent” or the “Guarantor”), each of the undersigned lenders (the “New Revolving Lenders”) and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantor, the lenders from time to time party thereto, the Administrative Agent and certain other parties thereto are parties to that certain Credit and Guaranty Agreement, dated as of April 29, 2016 (as amended by that certain First Amendment to Credit and Guaranty Agreement, dated October 31, 2016 and as further amended, restated, supplemented or otherwise modified to but not including the Second Amendment Effective Date as defined below, the “Credit Agreement”);
WHEREAS, each Revolving Lender will hold such Revolving Commitment as is set out opposite its name on Schedule 1;
WHEREAS, pursuant to Section 2.27 of the Credit Agreement, the Borrower may request an increase to the existing Revolving Commitments, subject to and on the terms and conditions provided therein;
WHEREAS, the Borrower hereby notifies the Administrative Agent of its request for $300,000,000 of new Revolving Commitments (the “New Revolving Commitments”) to be made available by the New Revolving Lenders with respect to such New Revolving Commitments in the amount specified therefor on Schedule 1 hereto and requests that the Administrative Agent waive any applicable notice period otherwise required;
WHEREAS, each New Revolving Lender is willing to provide a New Revolving Commitment in the amount set forth opposite its name in Schedule 1 hereto, subject to and on the terms and conditions set forth herein and in the Credit Agreement;
WHEREAS, the Borrower, the Administrative Agent, and the New Revolving Lenders wish to amend the Credit Agreement to provide for certain other modifications to the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein; and
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Allocation of Revolving Commitments. On the Second Amendment Effective Date the Borrower and the New Revolving Lenders agree that, (1) the Total Revolving Commitment shall equal the sum of the New Revolving Commitments, (2) New Revolving Commitments shall constitute Revolving Commitments for all purposes of the Credit Agreement and the other Loan Documents and (3) each New Revolving Lender shall become a Revolving Lender under the Credit Agreement (as amended hereby). For purposes of the Credit Agreement, this Second Amendment shall constitute an “Increase Joinder.”
SECTION TWO - Increase in Revolving Commitments. On the Second Amendment Effective Date, the Credit Agreement is modified as follows:
(a)    The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Applicable Margin” shall mean the rate per annum determined pursuant to the following:

Class of Loans	Applicable Margin Eurodollar Loans	Applicable Margin ABR Loans
Replacement Class B Term Loans	2.50%	1.50%
Revolving Loans	2.25%	1.25%
(b)    The definition of “Commitment Fee Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Commitment Fee Rate shall mean 0.75% per annum.”;
(c)    The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (a) in the second proviso.
(d)    The definition of “Revolver Availability Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Revolver Availability Date” shall mean the Second Amendment Effective Date.
(e)    The definition of “Revolving Facility Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Revolving Facility Maturity Date” shall mean, with respect to (a) Revolving Commitments that have not been extended pursuant to Section 2.28(b), but including Revolving Commitments extended or made available pursuant to the Second Amendment, October 13, 2022 and (b) with respect to Extended Revolving Commitments extended after the Second Amendment Effective Date, the final maturity date therefor as specified in the applicable Extension Offer accepted by the respective Revolving Lender or Revolving Lenders.”;
(f)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:
““Second Amendment” shall mean the Second Amendment to this Agreement, dated as of August 21, 2017.”; and
““Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.”;
(g)    The definition of “Revolving Commitment” is hereby amended and restated in its entirety as follows:
““Revolving Commitment” shall mean the commitment of each Revolving Lender to make Revolving Loans and participate in Letters of Credit hereunder in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite its name in Annex A hereto or in the Assignment and Acceptance pursuant to which such Revolving Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Total Revolving Commitments as of the Second Amendment Effective Date and after giving effect to the New Revolving Commitments under, and as defined in the Second Amendment, is $300,000,000.”; and
(h)    Section 2.20(b) of the Credit Agreement is here by amended and restated in its entirety as follows:
“The Borrower shall pay on the Revolver Availability Date to each Revolving Lender as of such date, an upfront fee (the “Upfront Fee”) as set forth in the Revolving Lenders Fee Letter, dated as of the Second Amendment Effective Date.”
(i)    “Annex A” of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.
Notwithstanding anything in this Second Amendment or the Credit Agreement to the contrary, the Administrative Agent hereby waives the minimum notice required by Section 2.27(a) of the Credit Agreement in connection with the establishment of the New Revolving Commitments.
SECTION THREE - Titles and Roles. The parties hereto agree that, as of the Second Amendment Effective Date (as defined below) and in connection with the Second Amendment:
(a)    each of Barclays Bank PLC (“Barclays”), Citigroup Global Markets Inc. (“Citi”), Credit Suisse Securities (USA) LLC (“CS Securities”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs Lending Partners LLC (“GSLP”), Industrial and Commercial Bank of

China Limited, New York Branch (“ICBC”), JPMorgan Chase Bank, N.A. (“JPMCB”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ML”), Morgan Stanley Senior Funding, Inc. (“MS”), BNP Paribas Securities Corp. (“BNP Securities”), Credit Agricole Corporate and Investment Bank (“CA-CIB”), Standard Chartered Bank (“SCB”), Sumitomo Mitsui Banking Corporation (“SMBC”), U.S. Bank National Association (“US Bank”), and Texas Capital Bank, N.A. (“TCB”) shall be designated as, and perform the roles associated with, a joint lead arranger and bookrunner;
(b)    each of Barclays, Citi, CS Securities, DBSI, GSLP, ICBC, JPMCB, ML, and MS shall be designated as, and perform the roles associated with, a syndication agent; and
(c)    each of BNP Securities, CA-CIB, SCB, SMBC, US Bank, and TCB shall be designated as, and perform the roles associated with, a documentation agent.
SECTION FOUR - Conditions to Effectiveness. The provisions of Sections One and Two of this Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions specified below shall have been satisfied:
(a)    the Borrower, the Guarantor, the Administrative Agent, and each New Revolving Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to Milbank, Tweed, Hadley & McCloy LLP, 28 Liberty Street, New York, NY 10005, attention: Dylan Scher;
(b)    all reasonable invoiced out-of-pocket expenses incurred by the Revolving Lenders and the Administrative Agent pursuant to Section 10.04 of the Credit Agreement (including the reasonable and documented fees, charges and disbursements of counsel) and all accrued and unpaid fees, owing and payable (including any fees agreed to in connection with this Second Amendment) shall have been paid to the extent invoiced at least two (2) Business Days prior to the Second Amendment Effective Date (or such shorter period as may be agreed by the Borrower);
(c)    the Borrower shall have paid (or caused to be paid), for the account of each New Revolving Lender, a one time, non-refundable fee equal to the amount set forth in that certain Revolving Lenders’ fee letter, among the Revolving Lenders and the Borrower, dated as of the Second Amendment Effective Date;
(d)    the Administrative Agent shall have received an Officer’s Certificate certifying as to the Collateral Coverage Ratio and Liquidity in accordance with Section 2.27(b)(iii) of the Credit Agreement;
(e)    the Administrative Agent shall have received a customary written opinion of Latham & Watkins LLP, special counsel for Parent, the Borrower and the Guarantor addressed to the Administrative Agent and the New Revolving Lenders party hereto, and dated the Second Amendment Effective Date;
(f)    the conditions to the establishment of the New Revolving Commitments pursuant to this Second Amendment set forth in Section 2.27(b)(i) and (ii) of the Credit Agreement shall have been satisfied;

(g)    the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary (or similar Responsible Officer), dated the Second Amendment Effective Date (i) certifying as to the incumbency and specimen signature of each Responsible Officer of the Borrower and the Guarantor executing this Second Amendment or any other document delivered by it in connection herewith (such certificate to contain a certification of another Responsible Officer of that entity as to the incumbency and signature of the Responsible Officer signing the certificate referred to in this clause (g)), (ii) attaching each constitutional document of each Loan Party or certifying that each constitutional document of each Loan Party previously delivered to the Administrative Agent has not been amended, supplemented, rescinded or otherwise modified and remains in full force and effect as of the date hereof, (iii) attaching resolutions of each Loan Party approving the transactions contemplated by the Second Amendment and (iv) attaching a certificate of good standing for the Borrower and the Guarantor of the state of such entity’s incorporation or formation, dated as of a recent date, as to the good standing of that entity (to the extent available in the applicable jurisdiction);
(h)    the Administrative Agent shall have received evidence that the Third Amendment to that certain Amended and Restated Credit and Guaranty Agreement dated the date hereof, among, inter alios, the Borrower and Deutsche Bank AG New York Branch as administrative agent and the Fourth Amendment to that certain Amended and Restated Credit and Guaranty Agreement, dated as of the date hereof, among, inter alios, the Borrower and Citibank N.A. as administrative agent have, or will contemporaneously with the Second Amendment Effective Date, become effective; and
(i)    the Administrative Agent shall have received an Officer’s Certificate certifying (A) the truth in all material respects of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) as though made on the date hereof, or, in the case of any such representation and warranty that relates to a specified date, as though made as of such date; provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date; and provided, further, that for purposes of this clause (i), the representations and warranties contained in (i) Section 3.04(a) of the Credit Agreement shall be deemed to refer to Parent’s Annual Report on Form 10-K for 2016 (as amended) filed with the SEC and all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K that have been filed after December 31, 2016 by Parent with the SEC (as amended) and (ii) Section 3.05(a) of the Credit Agreement shall be deemed to refer to the audited consolidated financial statements of Parent and its Subsidiaries for the fiscal year ended December 31, 2016, included in Parent’s Annual Report on Form 10-K for 2016 filed with the SEC (as amended) and the unaudited consolidated financial statements of Parent and its Subsidiaries for the fiscal quarters ended March 31, 2017 and June 30, 2017, and (B) as to the absence of any event occurring and continuing, or resulting from this Second Amendment on, the Second Amendment Effective Date, that constitutes a Default or Event of Default.

SECTION FIVE - No Default; Representations and Warranties. In order to induce the Revolving Lenders and the Administrative Agent to enter into this Second Amendment, the Borrower represents and warrants to each of the Revolving Lenders and the Administrative Agent that, on and as of the date hereof after giving effect to this Second Amendment, (i) no Default or Event of Default has occurred and is continuing or would result from giving effect to this Second Amendment and (ii) the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof or, in the case of any representations and warranties that expressly relate to an earlier date, as though made as of such date; provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date; and provided, further, that for purposes of this Section Five, the representations and warranties contained in (i) Section 3.04(a) of the Credit Agreement shall be deemed to refer to Parent’s Annual Report on Form 10-K for 2016 (as amended) filed with the SEC and all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K that have been filed after December 31, 2016 by Parent with the SEC (as amended) and (ii) Section 3.05(a) of the Credit Agreement shall be deemed to refer to the audited consolidated financial statements of Parent and its Subsidiaries for the fiscal year ended December 31, 2016, included in Parent’s Annual Report on Form 10-K for 2016 filed with the SEC (as amended) and the unaudited consolidated financial statements of Parent and its Subsidiaries for the fiscal quarters ended March 31, 2017 and June 30, 2017.

SECTION SIX - Confirmation. The Borrower and the Guarantor hereby confirm that all of their obligations under the Credit Agreement (as amended hereby) are and shall continue to be, in full force and effect. The parties hereto (i) confirm and agree that the term “Obligations” and “Guaranteed Obligations” as used in the Credit Agreement and the other Loan Documents, shall include, without limitation, all obligations of the Borrower with respect to the Revolving Commitments (as increased pursuant to this Second Amendment) and all obligations of the Guarantor with respect of the guarantee of such obligations, respectively, and (ii) reaffirm the grant of Liens on the Collateral to secure the Obligations (as extended and increased pursuant to this Second Amendment) pursuant to the Collateral Documents.

SECTION SEVEN - Reference to and Effect on the Credit Agreement. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Second Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Second Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION EIGHT - Execution in Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Second Amendment.
SECTION NINE - Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION TEN - Miscellaneous.    (a) The provisions set forth in Sections 10.03, 10.04, 10.05(b)-(d), 10.09, 10.10, 10.11, 10.13, 10.15, 10.16 and 10.17 of the Credit Agreement are hereby incorporated mutatis mutandis herein by reference thereto as fully and to the same extent as if set forth herein.
(b)    For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Second Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the Revolving Facility as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.
AMERICAN AIRLINES, INC., as the Borrower
By: /s/ Amelia G. Anderson
    Name: Amelia G. Anderson
    Title: Assistant Treasurer
AMERICAN AIRLINES GROUP INC., as Parent and Guarantor
By: /s/ Amelia G. Anderson
    Name: Amelia G. Anderson
    Title: Assistant Treasurer

Second Amendment to Credit and Guaranty Agreement (Spare Parts)

BARCLAYS BANK PLC,
as Administrative Agent
By: /s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

Second Amendment to Credit and Guaranty Agreement (Spare Parts)

Schedule 1
ANNEX A
Lenders and Commitments

Name of Bank	Revolving Commitment	LC Commitment
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
[*CTR]	[*CTR]	--
Total	$300,000,000	$0

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]